Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

11. INCOME TAXES
General—We have elected to be taxed as a REIT under the IRC. To qualify as a REIT, we must meet a number of organization and operational requirements, including a requirement to annually distribute to our stockholders at least 90% of our REIT taxable income, determined without regard to the dividends paid deduction and excluding net capital gains. We intend to continue to adhere to these requirements and to maintain our REIT status. As a REIT, we are entitled to a deduction for some or all of the distributions we pay to our stockholders. Accordingly, we are generally subject to U.S. federal income taxes on any taxable income that is not currently distributed to our stockholders. If we fail to qualify as a REIT in any taxable year, we will be subject to U.S. federal income taxes and may not be able to qualify as a REIT until the fifth taxable year following the year of disqualification.
Notwithstanding our qualification as a REIT, we may be subject to certain state and local taxes on our income or properties. In addition, our consolidated financial statements include the operations of certain wholly owned entities that have jointly elected to be treated as a TRS and are subject to U.S. federal, state and local incomes taxes at regular corporate tax rates. As a REIT, we may also be subject to certain U.S. federal excise taxes if we engage in certain types of transactions.
Income tax benefits from uncertain tax positions are recognized in the consolidated financial statements only if we believe it is more likely than not that the uncertain tax position will be sustained based solely on the technical merits of the tax position and consideration of the relevant taxing authority's widely understood administrative practices and precedents. We do not believe that we have any uncertain tax positions at December 31, 2020 and 2019.
The statute of limitations for the federal income tax returns remain open for the 2017 through 2019 tax years. The statute of limitations for state income tax returns remain open in accordance with each state's statute.
Our accounting policy is to classify interest and penalties as a component of income tax expense. We accrued no interest or penalties as of December 31, 2020 and 2019.
Deferred Tax Assets and Liabilities—Deferred income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted income tax rates in effect for the year in which these temporary differences are expected to reverse. Deferred tax assets are recognized only to the extent that it is more likely than not that they will be realized based on consideration of available evidence, including future reversal of existing taxable temporary differences, the magnitude and timing of future projected taxable income and tax planning strategies. We believe, based on available evidence, it is not more likely than not that our net deferred tax assets will be realized in future periods and, therefore, have recorded a valuation allowance equal to the net deferred tax asset balance.
The following is a summary of our deferred tax assets and liabilities as of December 31, 2020 and 2019 (in thousands):

	2020	2019
Deferred tax assets:
Accrued compensation	$3,250	$3,912
Accrued expenses and reserves	89	70
Net operating loss (“NOL”) carryforward	2,787	2,885
Other	306	362
Gross deferred tax assets	6,432	7,229
Less: valuation allowance	(3,183)	(3,661)
Total deferred tax asset	3,249	3,568
Deferred tax liabilities:
Real estate assets and other capitalized assets	(3,236)	(3,546)
Other	(13)	(22)
Total deferred tax liabilities	(3,249)	(3,568)
Net deferred tax asset	$—	$—
Our deferred tax assets and liabilities result from the activities of our TRS entities. The TRS entities have a federal NOL carryforward of $12.2 million. Of this amount, $1.3 million was generated in 2017 and will expire in 2037 if the NOL is not utilized. The remaining NOL carryforward can be carried forward indefinitely. As of December 31, 2020, the TRS entities have state NOL carryforwards of $5.0 million, which will expire as determined under each state's statute.
Differences between the net income or loss presented on the consolidated statements of operations and taxable income are primarily related to the timing of the recognition of gain on the sale of investment properties for financial reporting purposes and tax reporting, the recognition of impairment expense for financial reporting purposes which is not deductible for tax reporting purposes, and differences in recognition of rental income and depreciation and amortization expense for both financial reporting and tax reporting.
Distributions—The following table reconciles Net Income (Loss) Attributable to Stockholders to REIT taxable income before the dividends paid deduction for the years ended December 31, 2020, 2019 and 2018 (in thousands):

	2020	2019	2018
Net income (loss) attributable to stockholders	$4,772	$(63,532)	$39,138
Net (income) loss from TRS	(702)	5,346	(1,171)
Net income (loss) attributable to REIT operations	4,070	(58,186)	37,967
Book/tax differences	63,846	153,047	33,858
REIT taxable income subject to 90% dividend requirement	$67,916	$94,861	$71,825
For tax purposes, total gross distributions to our stockholders for the year ended December 31, 2020 were approximately $64.7 million. As permitted under the IRC, we will utilize approximately $3.2 million of our January 2021 distribution to offset our 2020 REIT taxable income. Our distributions to stockholders for the years ended December 31, 2019 and 2018, respectively, have exceeded 100% of the REIT taxable income.
The tax characterization of our distributions declared for the years ended December 31, 2020 and 2019 was as follows:

	2020	2019
Common stock:
Ordinary dividends	100.0%	38.0%
Non-dividend distributions	—%	53.4%
Capital gain distributions	—%	8.6%
Total distributions per share	100.0%	100.0%